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                              CONSENT OF COUNSEL



                   Warburg, Pincus Institutional Fund, Inc.



          We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 10 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 33-47880, Investment Company Act File No. 811-6670) of Warburg, Pincus Institutional Fund, Inc. (the "Fund") under the caption "Independent Accountants and Counsel" and to the Fund's filing a copy of this Consent as an exhibit to the Amendment.





                                   /s/ Willkie Farr & Gallagher
                                       Willkie Farr & Gallagher



New York, New York
January 27, 1997